Exhibit 4.3

NUMBER

VALLEY NATIONAL BANCORP

SHARES

5.50% FIXED-TO-FLOATING RATE
NON-CUMULATIVE PERPETUAL
PREFERRED STOCK, SERIES B

5.50% FIXED-TO-FLOATING RATE
NON-CUMULATIVE PERPETUAL
PREFERRED STOCK, SERIES B

CUSIP 919794 30 5

INCORPORATED UNDER THE LAWS OF THE STATE OF NEW JERSEY

SEE REVERSE FOR CERTAIN DEFINITIONS

This Certifies that

SPECIMEN

is the record holder of

FULLY PAID AND NONASSESSABLE SHARES OF 5.50% FIXED-TO-FLOATING RATE NON-CUMULATIVE PERPETUAL PREFERRED STOCK, SERIES B, NO PAR VALUE PER SHARE, OF

VALLEY NATIONAL BANCORP

transferable on the books of the Corporation in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signature of its duly authorized officer.

Dated:

VALLEY NATIONAL BANCORP
INCORPORATED
1982
NEW JERSEY

Alan D. Eskow
Corporate Secretary

Ira Robbins
Senior Executive Vice President

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
(Brooklyn, NY)
TRANSFER AGENT AND REGISTRAR

BY:

AUTHORIZED SIGNATURE

AMERICAN BANK NOTE COMPANY.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common TEN ENT – as tenants by the entireties JT TEN – as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT– (Cust) Custodian (Minor) under Uniform Gifts to Minors

Act (State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, hereby sell, assign and transfer unto

PLEASE IDENTIFYING INSERT SOCIAL NUMBER SECURITY OF ASSIGNEE OR OTHER

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Shares to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises. Attorney

Dated

X

X

NOTICE: THE THE SIGNATURE(S) FACE OF THE CERTIFICATE TO THIS ASSIGNMENT IN EVERYMUST PARTICULAR, CORRESPOND WITHOUT WITH ALTERATION THE NAME(S) OR AS ENLARGEMENT WRITTEN UPON OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By

EXCHANGE, SIGNATURE(S) OR MUST BY A BE BANK GUARANTEED (OTHER THAN BY A A FIRM SAVINGS WHICH BANK) IS A MEMBER OR A TRUST OF A COMPANY. REGISTERED THE NATIONAL GUARANTEEING STOCK FIRM MUST BE A MEMBER OF THE MEDALLION GUARANTEE PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.